UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

Montpelier Re Holdings Ltd. (the “Company”) announced that, on July 30, 2014, its Board of Directors (the “Board”) increased the regular quarterly dividend payable on the Company’s outstanding common shares by 60%. The Board also declared a quarterly dividend of $0.20 per common share and a quarterly dividend of $0.554688 per 8.875% Non-Cumulative Preferred Share, Series A, each payable on or before October 15, 2014, to all shareholders of record as of September 30, 2014.

The Company’s press release describing these recent Board actions, which was issued on July 30, 2014, is attached as Exhibit 99.1.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company dated July 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

July 30, 2014	By:	/s/ Michael S. Paquette
Date	Name:	Michael S. Paquette
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company dated July 30, 2014.